Exhibit d (i) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                          INVESTMENT ADVISORY CONTRACT


      This Contract is made this 1st day of September, 2000 between Riggs Investment Corp., a Virginia corporation having its principal place of business in Richmond, Virginia, (the "Adviser"), and Riggs Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

      WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

      WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

      6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

      8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

      9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

      12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      13. The execution and delivery of this Contract have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Contract are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, as provided in the Declaration of Trust.

      14. The parties hereto acknowledge that Riggs Bank, N.A., has reserved the right to grant the non-exclusive use of the name Riggs Funds or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name Riggs Funds. The name Riggs Funds will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Riggs Bank, N.A. and the Trust.

      16. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      17. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.



                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT A

                         Riggs Prime Money Market Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT B

                     Riggs U.S. Treasury Money Market Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT C

                     Riggs U.S. Government Securities Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT D

                                Riggs Stock Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT E

                         Riggs Small Company Stock Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .80 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .80 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President



                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT F

                          Riggs Large Cap Growth Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT G

                                Riggs Bond Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT H

                     Riggs Intermediate Tax Free Bond Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President

                          INVESTMENT ADVISORY CONTRACT

                                  RIGGS FUNDS

                                   EXHIBIT I

                       Riggs Long Term Tax Free Bond Fund


      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 5 of this Contract to assume expenses of one or more of the Funds shall also apply as to the above-named Fund.

      Witness the due execution hereof as of this 1st day of September, 2000.

                                    RIGGS INVESTMENT CORP.


                                    By:  /s/ Richard B. Coltrane, III
                                       ---------------------------------
                                    Name:  Richard B. Coltrane, III
                                    Title:  Managing Director


                                    RIGGS FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President